LOAN AGREEMENT

                                    Between:

              Kevin Gilbert (herein under referred to as "Gilbert")
                                       and
                 Go Cash Inc. (herein under referred to as "GO"}

Kevin Gilbert hereby agrees to loan Go Cash Inc. a sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) US.

Repayment Terms:
----------------

Go reserves the right to repay the loan in full at any point. The loan will be non-interest bearing for a period of THREE MONTHS from date of signing. If the loan is not repaid within the THREE MONTH period, Go agrees to pay Gilbert FOUR MONTHLY payments of SIXTY THOUSAND DOLLARS ($60,000) US each. These payments consist of FIFTY THOUSAND DOLLARS ($50000) US principal and TEN THOUSAND DOLLARS ($10,000) US interest. These payments will commence no later than JANUARY 1, 2000.


Additional Terms:
-----------------

To secure the payment of this note and of each and every other obligation, whether direct or indirect, due or to become due which Go may now or at any time hereafter owe to Gilbert, Go hereby grants Gilbert a security interest in Go's deposit accounts and other rights Go may have to the payment of money from Gilbert.

If Gilbert does not receive any payment required herein on or before the date due, or if Gilbert, at any time and in good faith, has reason to believe that the prospect of receiving any payment required under this agreement is impaired, then he may, at his option, declare all sums then owing herein to be immediately due and payable, without demand or notice, both of which Go hereby waive. Gilbert agrees to give Go notice of such action as soon thereafter as is reasonably practical. Gilbert may, at his option, exercise the remedies available to him under the law.






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Go agrees to pay all costs, including reasonable attorney's fees, which Gilbert may incur in enforcing this agreement, and Go waives diligence, demand, protest, presentment, notice of protest, and notice on non-payment.

Both parties may assign any rights herein.

Gilbert may change any of the terms and provisions hereof, including the payment schedule, by giving such notice to Go as may be required by Law.






     May 15, 1999                            /s/ Kevin Gilbert
--------------------------                   --------------------------
Date                                         KEVIN GILBERT


     May 15, 1999                            /s/ signature
--------------------------                   --------------------------
Date                                         GO CASH INC.